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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2001


                               Arch Wireless, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-23232/001-14248          31-1358569
-----------------------------        -------------------     -------------------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
      of Incorporation)                 File Numbers)        Identification No.)

     1800 West Park Drive, Suite 250                             01581
            Westborough, MA
----------------------------------------                    ----------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700
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Item 5. OTHER EVENTS.

     On July 2, 2001, Arch Wireless Communications, Inc. ("AWCI"), a subsidiary of Arch Wireless, Inc. (the "Registrant"), announced that it is deferring an interest payment of approximately $8,287,500 which was due on July 2, 2001 under AWCI's outstanding 12-3/4% Senior Notes due 2007 (the "12-3/4% Notes"). If AWCI does not make this interest payment within 30 days, it will be in default under the indenture governing the 12-3/4% Notes, which would also then constitute a default under substantially all indebtedness for money borrowed of the Registrant, AWCI and the Registrant's other direct and indirect subsidiaries.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2001                      ARCH WIRELESS, INC.

                                        By: /s/ Gerald J. Cimmino
                                            ------------------------------
                                        Name:  Gerald J. Cimmino
                                        Title: Vice President and Treasurer